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Exhibit 99.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Rockwell Collins, Inc. (the "Company") on Form 10-K for the fiscal year ended September 30, 2002 (the "Report") filed with the Securities and Exchange Commission, I, Clayton M. Jones, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Company's Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
December 18, 2002	/s/ CLAYTON M. JONES Clayton M. Jones Chairman, President and Chief Executive Officer

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  Exhibit 99.1